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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-20

                            POOL PROFILE (7/24/2001)

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
                                            -----------------     --------------------
                                                  BID                  TOLERANCE
                                            -----------------     --------------------
     AGGREGATE PRINCIPAL BALANCE                $225,000,000               (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                      1-Aug-01
     INTEREST RATE RANGE                     5.500% - 8.500%
     GROSS WAC                                         7.00%         (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                     25 bps
     MASTER SERVICING FEE                            1.7 bps
     WAM (in months)                                     178             (+/- 2 month)

     WALTV                                               63%             (maximum 69%)

     CALIFORNIA %                                        27%             (maximum 35%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                1%             (maximum  5%)

     AVERAGE LOAN BALANCE                           $425,000        (maximum $435,000)
     LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000      (maximum $1,500,000)

     CASH-OUT REFINANCE %                                27%            (maximum  30%)

     PRIMARY RESIDENCE %                                 91%             (minimum 90%)

     SINGLE-FAMILY DETACHED %                            90%             (minimum 87%)

     FULL DOCUMENTATION %                                82%             (minimum 80%)

     PREPAYMENT PENALTY %                                 0%              (maximum 1%)

     UNINSURED > 80% LTV %                                1%              (maximum 2%)

     TEMPORARY BUYDOWNS                                   0%             (maximum  1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-20
                               PRICING INFORMATION

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    RATING AGENCIES                           TBD by Wells Fargo

    PASS THRU RATE                                        6.25%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.06%

    PRICING DATE                                      24-Jul-01

    FINAL STRUCTURE DUE DATE                          10-Aug-01          9:00 AM

    SETTLEMENT DATE                                   29-Aug-01

    ASSUMED SUB LEVELS                                      AAA       2.250%
                                                             AA        TBD
                                                              A        TBD
                                                            BBB        TBD
                                                             BB        TBD
                                                              B        TBD

                                              Note:  AAA Class will be rated by
                                              two rating agencies.  AA through
                                              B Classes will be rated by one
                                              rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
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*  THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
-------------------------------------------------


WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-20. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.


WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185






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
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                            WFASC DENOMINATION POLICY

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
DESCRIPTION OF CERTIFICATES

---------------------------------------------------------------- --------------------------- ------------------- -------------------
                TYPE OF CERTIFICATE                                 MINIMUM DENOMINATION          PHYSICAL           BOOK ENTRY
                                                                           (1)(4)               CERTIFICATES        CERTIFICATES
---------------------------------------------------------------- --------------------------- ------------------- -------------------
CLASS A

---------------------------------------------------------------- --------------------------- ------------------- -------------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
  Non-complex components (subject to reasonable                            $25,000                Allowed             Allowed
  prepayment support)

---------------------------------------------------------------- --------------------------- ------------------- -------------------

---------------------------------------------------------------- --------------------------- ------------------- -------------------
Companion classes for PAC, TAC, Scheduled Classes                         $100,000                Allowed             Allowed

---------------------------------------------------------------- --------------------------- ------------------- -------------------
Inverse Floater, PO, Subclasses of the Class A that
  provide credit protection to the Class A, Complex                       $100,000                Required          Not Allowed
  multi-component certificates

---------------------------------------------------------------- --------------------------- ------------------- -------------------
Notional and Nominal Face IO                                                (2)                   Required          Not Allowed

---------------------------------------------------------------- --------------------------- ------------------- -------------------
Residual Certificates                                                       (3)                   Required          Not Allowed

---------------------------------------------------------------- --------------------------- ------------------- -------------------
All other types of Class A Certificates                                     (5)                     (5)                 (5)

---------------------------------------------------------------- --------------------------- ------------------- -------------------

---------------------------------------------------------------- --------------------------- ------------------- -------------------
CLASS B (Investment Grade)                                                $100,000                Allowed             Allowed

---------------------------------------------------------------- --------------------------- ------------------- -------------------
CLASS B (Non-Investment Grade)                                            $250,000                Required          Not Allowed

---------------------------------------------------------------- --------------------------- ------------------- -------------------



(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)    100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)    Underwriter must obtain WFASC's approval

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